Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
As noted above, we grant equity awards, including stock options, to our employees and directors on an annual basis. We may also grant equity awards to individuals upon hire or promotion or for retention purposes. During the last fiscal year, neither the board nor the compensation committee took material nonpublic information into account when determining the timing or terms of equity awards, nor did the company time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Award Timing Method	As noted above, we grant equity awards, including stock options, to our employees and directors on an annual basis. We may also grant equity awards to individuals upon hire or promotion or for retention purposes.
Award Timing Predetermined	true
Award Timing MNPI Considered	true
MNPI Disclosure Timed for Compensation Value	false